     As filed with the Securities and Exchange Commission on April 7, 1998
                                    Registration No. 333-_______________________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                            -----------------------
                                  P-COM, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                               77-0289371
  (State or other jurisdiction         (IRS Employer Identification No.)
of incorporation or organization)

                          3175 S. WINCHESTER BOULEVARD
                           CAMPBELL, CALIFORNIA 95008
              (Address of principal executive offices) (Zip Code)
                            ------------------------
                                  P-COM, INC.
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                           (Full title of the Plans)
                            -----------------------
                               GEORGE P. ROBERTS
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                                  P-COM, INC.
            3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008
                    (Name and address of agent for service)
                                 (408) 866-3666
         (Telephone number, including area code, of agent for service)
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
=================================================================================================================
                                                                      Proposed        Proposed
                     Title of                                         Maximum         Maximum
                    Securities                          Amount        Offering       Aggregate        Amount of
                       to be                             to be         Price          Offering      Registration
                    Registered                       Registered(1)  per Share(2)      Price(2)           Fee
---------------------------------------------------  -------------  ------------  ---------------   ------------

P-COM, INC. 1995 Stock Option/Stock Issuance Plan
---------------------------------------------------

Common Stock, $0.0001 par value                           683,737      $19.5       $13,332,871.50      $3,933.20

=================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the P-COM, Inc. 1995 Stock Option/Stock Issuance Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of P-COM, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, (the "1933 Act") on the basis of the fair market value per share of Common Stock of P-COM, Inc. on April 2, 1998, as reported on the Nasdaq National Market.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

     P-COM, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed with the SEC on March 31, 1998; and

     (b) The Registrant's Registration Statement No. 0-25356 on Form 8-A, filed with the SEC on January 12, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the 1934 Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities
         -------------------------

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Not Applicable.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability
(i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derives an improper personal benefit.

     The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

     The Registrant has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Registrant, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Registrant (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Registrant. The Registrant believes that its Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits
         --------

Exhibit
Number      Exhibit
-------     -------

   4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-25356 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(b).

   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Price Waterhouse LLP, Independent Accountants.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.
  24        Power of Attorney. Reference is made to page II-4 of this
            Registration Statement.
  99.1      P-Com, Inc. 1995 Stock Option/Stock Issuance Plan.
  99.2*     Form of Notice of Grant of Stock Option.
  99.3*     Form of Stock Option Agreement.
  99.4*     Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Right).
  99.5*     Form of Addendum to Stock Option Agreement (Involuntary
            Termination).
  99.6*     Form of Addendum to Stock Option Agreement (Financial Assistance).
  99.7*     Form of Addendum to Stock Option Agreement (Special Tax Elections).
  99.8*     Form of Stock Purchase Agreement.
  99.9*     Form of Stock Issuance Agreement.
  99.10*    Form of Addendum to Stock Issuance Agreement (Involuntary
            Termination).
  99.11*    Form of Addendum to Stock Issuance Agreement (Special Tax
            Elections).
  99.12**   Form of Notice of Grant of Automatic Stock Option (Initial Grant).
  99.13**   Form of Notice of Grant of Automatic Stock Option (Annual Grant).

Exhibit
Number      Exhibit
-------     -------

  99.14*    Form of Automatic Stock Option Agreement.

  * Exhibits 99.2 through 99.11 and 99.14 are incorporated herein by reference to Exhibits 99.2 through 99.11 and 99.14 respectively, to Registrant's Registration Statement No. 33-89908 on Form S-8, filed with the SEC on March 2, 1995.

  ** Exhibits 99.12 and 99.13 are incorporated herein by reference to Exhibits
99.12 and 99.13, respectively, to Registrant's Registration Statement No. 333-07773 on Form S-8, filed with the SEC on July 8, 1996.


Item 9.  Undertakings
         ------------

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall
                        --------
not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Campbell, State of California on this 6th day of April, 1998.

                              P-COM, INC.


                              By:        /s/ George P. Roberts
                                 ____________________________________
                                 George P. Roberts
                                 Chairman of the Board and Chief Executive
                                 Officer


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of P-COM, Inc., a Delaware corporation, do hereby constitute and appoint George P. Roberts and Michael J. Sophie and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                               Title                           Date
---------                               -----                           ----

       /s/ George P. Roberts            Chairman of the Board and       April 6, 1998
-------------------------------------   Chief Executive Officer
George P. Roberts                       (Principal Executive Officer)



Signature                              Title                           Date
---------                              -----                           ----

       /s/ Michael J. Sophie           Vice President, Finance         April 6, 1998
_____________________________________  and Administration and Chief
Michael J. Sophie                      Financial Officer (Principal
                                       Financial and Accounting Officer)


          /s/ Gill Cogan               Director                        April 6, 1998
_____________________________________
Gill Cogan


         /s/ John A. Hawkins           Director                        April 6, 1998
_____________________________________
John A. Hawkins


                                       Director
_____________________________________
M. Bernard Puckett



         /s/ James J. Sobczak          Director                        April 6, 1998
_____________________________________
James J. Sobczak


                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Exhibit
-------     -------

   4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-25356 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(b).

   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Price Waterhouse LLP, Independent Accountants.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.
  24        Power of Attorney. Reference is made to page II-4 of this
            Registration Statement.
  99.1      P-Com, Inc. 1995 Stock Option/Stock Issuance Plan.
  99.2*     Form of Notice of Grant of Stock Option.
  99.3*     Form of Stock Option Agreement.
  99.4*     Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Right).
  99.5*     Form of Addendum to Stock Option Agreement (Involuntary
            Termination).
  99.6*     Form of Addendum to Stock Option Agreement (Financial Assistance).
  99.7*     Form of Addendum to Stock Option Agreement (Special Tax Elections).
  99.8*     Form of Stock Purchase Agreement.
  99.9*     Form of Stock Issuance Agreement.
  99.10*    Form of Addendum to Stock Issuance Agreement (Involuntary
            Termination).
  99.11*    Form of Addendum to Stock Issuance Agreement (Special Tax
            Elections).
  99.12**   Form of Notice of Grant of Automatic Stock Option (Initial Grant).
  99.13**   Form of Notice of Grant of Automatic Stock Option (Annual Grant).
  99.14*    Form of Automatic Stock Option Agreement.

  * Exhibits 99.2 through 99.11 and 99.14 are incorporated herein by reference to Exhibits 99.2 through 99.11 and 99.14 respectively, to Registrant's Registration Statement No. 33-89908 on Form S-8, filed with the SEC on March 2, 1995.

  ** Exhibits 99.12 and 99.13 are incorporated herein by reference to Exhibits
99.12 and 99.13, respectively, to Registrant's Registration Statement No. 333-07773 on Form S-8, filed with the SEC on July 8, 1996.